Supplement, dated June 1, 2020

to Prospectus, dated May 1, 2020

Prospectus of Mutual of America Life Insurance Company Separate Account No. 2

Individual Retirement Annuity and Flexible Premium Annuity Contracts

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2020 (the “Prospectus”) for the Individual Retirement Annuity Contracts (“IRA Contract”) and Flexible Premium Annuity Contracts (“FPA Contracts” and, together with the IRA Contracts, the “Contracts”) issued by Mutual of America Life Insurance Company (the “Company”) through Mutual of America Separate Account No. 2 (the “Separate Account”). Special terms not defined herein have the meanings ascribed to them in your Prospectus.

The information included in this supplement affects only investors in the Mutual of America 2010 Retirement Fund and the Mutual of America VIP 2010 Retirement Portfolio.

Notice of Fund Merger

The Board of Directors of Mutual of America Investment Corporation has approved an Agreement and Plan of Reorganization under which the Mutual of America 2010 Retirement Fund will transfer all of its assets to the Mutual of America Retirement Income Fund in exchange for shares of the Retirement Income Fund (the “Investment Corporation Fund Merger”). Additionally, the Board of Directors of Mutual of America Variable Insurance Portfolios has approved an Agreement and Plan of Reorganization under which the Mutual of America VIP 2010 Retirement Portfolio will transfer all of its assets to the Mutual of America VIP Retirement Income Portfolio in exchange for shares of the VIP Retirement Income Portfolio (the “VIP Fund Merger” and, together with the Investment Corporation Fund Merger, the “Fund Mergers”). It is anticipated that the Fund Mergers will occur on or after July 31, 2020 (the “Merger Date”). On the Merger Date, any Account Value allocated to the Subaccounts investing in the 2010 Retirement Fund or the VIP 2010 Retirement Portfolio will be automatically transferred to the Subaccount investing in the Retirement Income Fund or the VIP Retirement Income Portfolio, respectively.

Your Contract Value immediately prior to the Fund Mergers will equal your Contract Value immediately after the Fund Mergers and there will be no tax consequences for you as a result of the Fund Mergers, which will be performed at no cost to you. If any of your Contract Value is automatically transferred on the Merger Date, you will receive a confirmation showing the transfer of your Contract Value from the Subaccount investing in the 2010 Retirement Fund or the VIP 2010 Retirement Portfolio to the Subaccount investing in the Retirement Income Fund or the VIP Retirement Income Portfolio, respectively. Due to potential differences in Accumulation Unit Values for the Subaccounts, the number of units you receive in the Subaccount investing in the Retirement Income Fund or the VIP Retirement Income Portfolio may be different from the number of units you held in the Subaccount investing in the 2010 Retirement Fund or the VIP 2010 Retirement Portfolio.

Please note the following information regarding your transfer rights:

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At any time until the Merger Date, you may transfer your Contract Value allocated to the Subaccount that invests in the 2010 Retirement Fund or the VIP 2010 Retirement Portfolio to any other Subaccount available under your Contract free of charge.

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At any time following the Merger Date, you may transfer your Contract Value allocated to the Subaccount that invests in the Retirement Income Fund or the VIP Retirement Income Portfolio to any other Subaccount available under your Contract free of charge.

•	Except with respect to frequent transfer restrictions as described in your Prospectus, there are no limitations on the number of transfers permitted under your Contract.

You may request a transfer by calling our toll-free number, 1-800-468-3785, visiting our website at www.mutualofamerica.com or writing to our Financial Transaction Processing Center at Mutual of America Life Insurance Company, Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. Please note that, as described in your Prospectus, transfers into any of the International Funds can be made only in writing and by U.S.P.S. regular mail to our Financial Transaction Processing Center.

A summary prospectus for the Retirement Income Fund or the VIP Retirement Income Portfolio accompanies this Supplement. The investment objectives, principal investment strategies, principal risks, and fees and expenses of the Retirement Income Fund or VIP Retirement Income Portfolio are described in the summary prospectuses. Read the prospectus carefully before making any investment decision with respect to your Contract Value that is allocated to the 2010 Retirement Fund or the VIP 2010 Retirement Portfolio.

If you have allocation instructions on file for future Contributions that include the Subaccount for the 2010 Retirement Fund or the VIP 2010 Retirement Portfolio, you may provide new allocation instructions at any time. If you do not provide new allocation instructions prior to the Merger Date, your allocation instructions on file will automatically be updated to replace the Subaccount that invests in the 2010 Retirement Fund with the Subaccount that invests in the Retirement Income Fund or updated to replace the Subaccount that invests in the VIP 2010 Retirement Portfolio with the Subaccount that invests in the VIP Retirement Income Portfolio at the close of business on the Merger Date.

To obtain a free copy of the Prospectus for your Contract, a summary or statutory prospectus for the 2010 Retirement Fund or VIP 2010 Retirement Portfolio, or a statutory prospectus for the Retirement Income Fund or VIP Retirement Income Portfolio, or if you have any questions regarding the Merger, your Contract, or your transfer rights regarding the Merger, please call our toll-free number, 1-800-468-3785 or visit our website at www.mutualofamerica.com.

This Supplement Should Be Retained With Your Prospectus For Future Reference.

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